UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2009

Date of reporting period:	October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Notes to Financial Statements	14-31

Financial Highlights	32

Report of Independent Registered Public Accounting Firm	33

Annual Shareholder Meeting Results/Changes to Investment Policies/Change in Board of Trustees	34

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	35-37

Privacy Policy/Proxy Voting Policies & Procedures	38

Dividend Reinvestment Plan	39

Board of Trustees	40-41

Fund Officers	42

PIMCO Corporate Income Fund Letter to Shareholders

December 15, 2009

Dear Shareholder:

Please find enclosed the annual report for PIMCO Corporate Income Fund (the “Fund”) for the fiscal year ended October 31, 2009.

The U.S. bond market provided positive returns during the fiscal year amid subdued inflationary pressures and adequate, government-supplied liquidity and signs of positive economic growth in the third calendar quarter of 2009. In this environment, investors showed new enthusiasm for riskier assets, causing corporate bonds and stocks to significantly outperform U.S. Treasury and agency issues. The unmanaged Barclays Capital U.S. Credit Index returned 27.58% and the unmanaged Barclays Capital High Yield Index returned 55.21% during the fiscal 12-month period ended October 31, 2009, outperforming the unmanaged Barclays Capital Government Bond Index, which returned 7.05%. The broad bond market, as represented by the unmanaged Barclays Capital U.S. Aggregate Index, returned 13.79%. After nearly a year and a half of sustained declines, U.S. stocks, as represented by the Standard & Poor’s 500 Index, changed course in March 2009 and rallied through October 31, 2009 to deliver a positive 9.80% return.

The Federal Reserve (“the Fed”) and U.S. Treasury Department moved aggressively during the fiscal year to inject liquidity into the banking system. The Fed held the Federal Funds rate to a historic low target of 0% - 0.25% from December 2008 through the end of the 12-month reporting period. In addition, the central bank continued to pursue a policy of quantitative easing, purchasing securities from banks in order to add to the supply of cash available for lending. In a press release issued at the beginning of November 2009, the Fed indicated it expected to continue purchasing securities from banks into the first quarter of 2010.

Effective December 15, 2009, Mr. William H. Gross assumed primary responsibility for the day-to-day portfolio management of the Fund. Mr. Gross founded Pacific Investment Management Company LLC (“PIMCO”) more than 38 years ago and is a managing director and co-Chief Investment Officer of the company. He has 40 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.09 | PIMCO Corporate Income Fund Annual Report  1

PIMCO Corporate Income Fund Fund Insights/Performance & Statistics

October 31, 2009 (unaudited)

•	For the fiscal year ended October 31, 2009, PIMCO Corporate Income Fund (the “Fund”) returned 75.15% on net asset value (“NAV”) and 48.69% on market price.
•

The investment-grade credit and high-yield markets, as measured by the unmanaged Barclays Capital U.S. Credit and U.S. High Yield Bond Indices generated total returns of 27.58% and 55.21%, respectively during the 12-month reporting period.

•	The Fund’s exposure to the banking sector benefited performance with the support of fiscal and monetary policy and strong investment demand.
•	The Fund’s weighting in communication securities contributed positively to performance during the fiscal year as wireless and wireline credits outperformed the market.
•	The Fund’s weighting in the insurance sector benefited returns as these issues gained in conjunction with improvement in investment portfolios and asset valuations.
•	The Fund’s position in the energy sector contributed positively to performance alongside growth in developing markets and policy support to stimulate internal demand.
•	The Fund’s allocation to the brokerage sector benefited performance as these issuers focused on liquidity improvement and balance sheet management.
•	The Fund’s allocation to specialty finance issuers contributed positively to returns as companies enjoyed easing market conditions and asset quality improvements.
•	The Fund’s quality shift towards higher-rated issues detracted from returns as lower-quality issuers outperformed the market.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 year	48.69%	75.15%
3 year	4.72%	7.05%
5 year	7.16%	7.14%
Commencement of Operations (12/21/01) to 10/31/09	8.82%	9.59%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 10/31/09	Market Price	$13.06
NAV	NAV	$12.88
Market Price	Premium to NAV	1.40%
	Market Price Yield(2)	9.76%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV asset will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at October 31, 2009.

2  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 79.3%

Airlines – 3.0%
	American Airlines Pass Through Trust,
$683	6.978%, 10/1/12	Ba1/BBB+	$679,170
1,000	7.858%, 4/1/13	Ba1/BBB	995,000
2,000	10.375%, 7/2/19	Baa3/A-	2,222,500
	Continental Airlines, Inc.,
598	6.545%, 8/2/20	Baa2/A-	571,354
2,120	9.798%, 4/1/21	Ba1/BB-	1,748,759
205	Delta Air Lines, Inc., 6.619%, 9/18/12	NR/BBB	200,881
8,985	Northwest Airlines, Inc., 7.15%, 4/1/21 (MBIA)	Ba3/BBB-	7,816,658
2,000	Southwest Airlines Co., 10.50%, 12/15/11 (a) (d)	NR/BBB+	2,158,342
3,000	United Air Lines, Inc., 10.40%, 5/1/18	Ba1/BBB	3,060,000
266	United Air Lines Equipment Trust, 10.36%, 11/13/12 (b) (e)	NR/NR	2,052
1,487	United Air Lines Pass Through Trust, 7.336%, 1/2/21 (a) (b) (d)	B1/B+	1,040,815
			20,495,531
Automotive – 0.2%
1,500	Ford Motor Co., 9.98%, 2/15/47	Caa2/CCC-	1,282,500
Banking – 22.1%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523%, 11/8/12 (a) (d) (g)	B3/B	2,841,776
5,000	BAC Capital Trust XIV, 5.63%, 3/15/12 (g)	Ba3/B	3,512,500
1,150	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/B	1,127,000
	Barclays Bank PLC,
4,600	7.434%, 12/15/17 (a) (d) (g)	Baa2/BBB+	4,301,000
7,760	10.179%, 6/12/21 (a) (d)	Baa1/A	10,260,513
£200	14.00%, 6/15/19 (g)	Baa2/BBB+	433,516
$2,700	CBA Capital Trust II, 6.024%, 3/15/16 (a) (d) (g)	Aa3/A+	2,216,778
6,450	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a) (d) (g)	B3/B-	4,289,250
	HBOS PLC (a) (d),
3,500	5.375%, 11/1/13 (g)	Ba1/B-	2,642,500
2,000	6.75%, 5/21/18	Baa2/BBB-	1,849,198
	HSBC Capital Funding L.P. (g),
3,900	4.61%, 6/27/13 (a) (d)	A3/A-	3,342,487
1,000	10.176%, 6/30/30	A3/A-	1,215,000
	Lloyds Banking Group PLC (a) (d) (g),
1,000	6.267%, 11/14/16	B3/CCC+	650,824
4,000	6.413%, 10/1/35	B3/CCC+	2,606,612
3,500	6.657%, 5/21/37	B3/CCC+	2,280,397
8,060	Marshall & Ilsley Bank, 5.00%, 1/17/17	A3/BBB-	5,905,868
25,290	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (g)	Aa2/AA-	31,829,716
10,000	RSHB Capital S.A. for OJSC Russian Agricultural Bank, 9.00%, 6/11/14 (a) (d)	Baa1/BBB	11,163,000
2,480	Sovereign Bank, 2.193%, 8/1/13, FRN	Baa1/A-	2,369,479
12,350	State Street Capital Trust III, 8.25%, 3/15/42, (converts to FRN on 3/15/11) (j)	A3/BBB+	12,463,991
5,700	USB Capital IX, 6.189%, 4/15/11 (g)	A2/BBB+	4,431,750
12,100	Wachovia Capital Trust III, 5.80%, 3/15/11 (g)	Ba3/A-	8,778,550
14,000	Wells Fargo & Co., 7.98%, 3/15/18 (g)	Ba3/A-	13,177,500
7,200	Wells Fargo Capital X, 5.95%, 12/15/86, (converts to FRN on 12/15/36)	A3/A-	6,260,400
9,600	Wells Fargo Capital XIII, 7.70%, 3/26/13 (g)	Ba3/A-	8,976,000
			148,925,605

10.31.09 | PIMCO Corporate Income Fund Annual Report  3

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Building & Construction – 0.2%
$1,500	Corp GEO SAB de C.V., 8.875%, 9/25/14 (a) (d)	Ba3/BB-	$1,556,250
Chemicals – 1.2%
7,200	Dow Chemical Co., 8.55%, 5/15/19	Baa3/BBB-	8,227,936
Consumer Products – 0.6%
3,500	Fortune Brands, Inc., 8.625%, 11/15/21	Baa3/BBB-	3,919,307
Energy – 0.4%
2,000	Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B	B2/B	1,900,000
500	Kinder Morgan, Inc., 5.15%, 3/1/15	Ba1/BB	477,500
500	Southern Natural Gas Co., 5.90%, 4/1/17 (a) (d)	Baa3/BB	513,043
			2,890,543
Financial Services – 26.6%
	American General Finance Corp.,
1,000	4.00%, 3/15/11	Baa3/BB+	859,069
2,200	5.40%, 12/1/15	Baa3/BB+	1,518,708
3,000	6.90%, 12/15/17	Baa3/BB+	2,089,590
	BNP Paribas (g),
6,900	5.186%, 6/29/15 (a) (d)	Aa3/A	5,776,701
6,700	7.195%, 6/25/37 (a) (d)	Aa3/A	6,197,500
€350	7.781%, 7/2/18	Aa3/AA-	537,064
$3,300	C10 Capital SPV Ltd., 6.722%, 12/31/16 (g)	NR/B-	2,344,399
1,790	Capital One Bank USA N.A., 8.80%, 7/15/19	A3/BBB	2,122,269
1,500	Capital One Capital V, 10.25%, 8/15/39	Baa2/BB	1,716,233
2,424	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	Baa3/BBB	2,456,582
	CIT Group, Inc. (k),
€1,700	4.25%, 3/17/15	Ca/CC	1,530,042
$50	7.625%, 11/30/12	Ca/CC	32,408
16,700	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/B+	15,614,500
	Citigroup, Inc.,
€100	4.75%, 2/10/19, FRN	Baa1/A-	127,434
$2,800	6.125%, 5/15/18	A3/A	2,836,543
1,600	6.125%, 8/25/36 (j)	Baa1/A-	1,428,778
400	8.125%, 7/15/39	A3/A	466,899
	Credit Agricole S.A. (a) (d) (g),
2,800	6.637%, 5/31/17	Aa3/A-	2,254,000
6,000	8.375%, 10/13/19	Aa3/A-	6,331,872
	Ford Motor Credit Co. LLC,
2,800	3.034%, 1/13/12, FRN	Caa1/CCC+	2,495,500
3,700	7.80%, 6/1/12	Caa1/CCC+	3,624,997
3,500	8.00%, 12/15/16	Caa1/CCC+	3,385,291
6,500	9.875%, 8/10/11	Caa1/CCC+	6,651,827
1,000	12.00%, 5/15/15	Caa1/CCC+	1,127,323
	General Electric Capital Corp., FRN,
10,100	6.375%, 11/15/67 (j)	Aa3/A+	8,774,920
£500	6.50%, 9/15/67 (a) (d)	Aa3/A+	684,066
	GMAC, Inc.,
$1,650	6.00%, 12/15/11	Ca/CCC	1,548,566
3,500	6.75%, 12/1/14	Ca/CCC	3,176,439
2,500	7.00%, 2/1/12	Ca/CCC	2,378,730
2,000	7.50%, 12/31/13 (a) (d)	Ca/CCC	1,870,000
2,500	8.00%, 11/1/31	Ca/CCC	2,127,295

4  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Financial Services (continued)
	Goldman Sachs Group, Inc. (j),
$4,000	6.45%, 5/1/36	A2/A-	$4,063,832
7,000	6.75%, 10/1/37	A2/A-	7,396,592
€250	Green Valley Ltd., 4.343%, 1/10/11, FRN (a) (b) (d)	NR/BB+	355,869
	International Lease Finance Corp.,
$4,000	0.620%, 7/1/11, FRN	Baa3/BBB+	3,404,768
1,225	0.634%, 7/13/12, FRN	Baa3/BBB+	976,315
1,000	5.125%, 11/1/10	Baa3/BBB+	939,196
5,800	5.30%, 5/1/12	Baa3/BBB+	4,812,997
5,400	5.40%, 2/15/12	Baa3/BBB+	4,533,824
1,500	5.65%, 6/1/14	Baa3/BBB+	1,133,876
3,000	6.625%, 11/15/13	Baa3/BBB+	2,316,750
11,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	A2/BBB+	11,096,118
7,100	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66, (converts to FRN on 8/17/36)	A1/BBB+	6,960,464
4,100	JPMorgan Chase Capital XX, 6.55%, 9/15/66, (converts to FRN on 9/30/36)	A1/BBB+	3,833,352
13,000	Lehman Brothers Holdings, Inc., 6.875%, 5/2/18 (e)	NR/NR	2,161,250
	Merrill Lynch & Co., Inc.,
1,021	5.00%, 1/15/15	A2/A	1,038,324
1,400	5.45%, 7/15/14	A2/A	1,464,156
2,000	6.40%, 8/28/17 (j)	A2/A	2,069,242
1,858	Preferred Term Securities XIII Ltd., 0.843%, 3/24/34, FRN (a) (b) (d)	A1/BB	882,555
	Royal Bank of Scotland Group PLC (g),
10,700	6.99%, 10/5/17 (a) (d)	Ba3/B-	5,999,640
6,500	7.648%, 9/30/31	Ba3/B-	4,037,904
4,200	Santander Perpetual S.A. Unipersonal, 6.671%, 10/24/17 (a) (d) (g)	A1/A-	3,837,515
€1,500	SLM Corp., 4.75%, 3/17/14	Ba1/BBB-	1,803,738
€4,000	Societe Generale, 7.756%, 5/22/13 (g)	A1/BBB+	5,665,731
$5,700	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (g)	A1/BBB-	4,554,300
			179,423,853
Food & Beverage – 0.0%
100	American Stores Co., 8.00%, 6/1/26	Ba3/B+	90,500
Healthcare & Hospitals – 1.1%
	HCA, Inc.,
3,600	8.50%, 4/15/19 (a) (d)	Ba3/BB	3,834,000
3,500	9.625%, 11/15/16, PIK	B2/BB-	3,723,125
			7,557,125
Hotels/Gaming – 0.8%
	MGM Mirage (a) (d),
700	10.375%, 5/15/14	B1/B	749,000
1,050	11.125%, 11/15/17	B1/B	1,160,250
1,000	13.00%, 11/15/13 (b)	B1/B	1,140,000
2,373	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d)	Baa3/BB	1,913,440
			4,962,690

10.31.09 | PIMCO Corporate Income Fund Annual Report  5

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Insurance – 9.6%
	American International Group, Inc.,
€4,600	0.883%, 4/26/11, FRN	A3/A-	$6,077,539
CAD3,100	4.90%, 6/2/14	A3/A-	2,250,530
$1,350	5.375%, 10/18/11	A3/A-	1,298,442
5,100	6.25%, 5/1/36	A3/A-	3,449,278
31,650	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	19,227,375
14,700	8.25%, 8/15/18	A3/A-	12,539,409
£4,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	3,725,273
$9,542	Cincinnati Financial Corp., 6.92%, 5/15/28	A3/BBB+	8,857,266
2,300	Dai-ichi Mutual Life Insurance Co., 5.73%, 3/17/14 (a) (d)	NR/A-	2,244,163
5,000	Metlife Capital Trust IV, 7.875%, 12/15/67 (a) (d)	Baa1/BBB	4,912,500
			64,581,775
Machinery – 0.8%
5,000	Snap-On, Inc., 6.125%, 9/1/21	Baa1/A-	5,169,375
Metals & Mining – 1.4%
200	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Ba2/BBB-	215,298
4,700	Freeport-McMoRan Corp., 9.50%, 6/1/31	Baa2/BBB-	5,305,689
	Teck Resources Ltd.,
1,950	9.75%, 5/15/14	Ba2/BB+	2,198,625
350	10.25%, 5/15/16	Ba2/BB+	405,125
1,325	10.75%, 5/15/19	Ba2/BB+	1,550,250
			9,674,987
Multi-Media – 0.1%
500	Historic TW, Inc., 6.625%, 5/15/29	Baa2/BBB	507,731
Oil & Gas – 5.1%
20,000	Ecopetrol S.A., 7.625%, 7/23/19	Baa2/BB+	21,900,000
	Gaz Capital S.A.,
800	6.212%, 11/22/16 (a) (d)	Baa1/BBB	771,040
4,900	8.625%, 4/28/34	Baa1/BBB	5,427,240
4,200	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	4,693,920
637	Perforadora Central S.A. de C.V., 4.92%, 12/15/18	NR/NR	684,609
750	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	Aa2/A	760,058
			34,236,867
Paper & Forest Products – 0.8%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	Ba1/BBB-	5,159,520
Paper/Paper Products – 0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (d)	B2/B+	561,000
Real Estate – 0.6%
4,000	WEA Finance LLC, 6.75%, 9/2/19 (a) (d)	A2/A-	4,079,164
Telecommunications – 1.2%
1,000	Axtel SAB de C.V., 9.00%, 9/22/19 (a) (d)	Ba2/BB-	1,035,000
450	Frontier Communications Corp., 8.25%, 5/1/14	Ba2/BB	463,500
	Qwest Corp.,
100	6.50%, 6/1/17	Ba1/BBB-	95,250
5,360	7.20%, 11/10/26	Ba1/BBB-	4,582,800
€1,300	Wind Acquisition Finance S.A., 11.75%, 7/15/17	B2/BB-	2,148,256
			8,324,806

6  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
Tobacco – 2.5%
	Reynolds American, Inc.,
$3,000	6.75%, 6/15/17	Baa3/BBB	$3,091,578
4,500	7.25%, 6/1/12	Baa3/BBB	4,910,504
8,000	7.25%, 6/1/13	Baa3/BBB	8,726,648
			16,728,730
Transportation – 0.1%
867	Federal Express Corp. 1997 Pass Through Trust, 7.65%, 1/15/14	Baa2/BBB	867,454
Utilities – 0.8%
1,000	CMS Energy Corp., 1.234%, 1/15/13, FRN	Ba1/BB+	914,974
1,865	East Coast Power LLC, 7.066%, 3/31/12	Baa3/BBB-	1,945,192
2,645	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (d)	Ba2/BB-	2,473,075
			5,333,241
Total Corporate Bonds & Notes (cost-$505,224,956)			534,556,490

MORTGAGE-BACKED SECURITIES – 11.9%
2,167	American Home Mortgage Assets, 0.474%, 9/25/46, CMO, FRN	Ca/CCC	459,360
3,496	Banc of America Commercial Mortgage, Inc., 5.372%, 9/10/45, CMO, VRN	Aaa/AAA	3,460,431
1,450	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d) (f)	Aaa/NR	940,153
3,500	Chase Commercial Mortgage Securities Corp., 6.887%, 10/15/32, CMO (a) (d)	NR/BB+	2,374,670
	Citigroup/Deutsche Bank Commercial Mortgage Trust CMO,
13,630	5.322%, 12/11/49	Aaa/A-	12,266,200
1,000	5.617%, 10/15/48	Aaa/AAA	998,894
5,100	Credit Suisse Mortgage Capital Certificates, 6.00%, 6/25/37, CMO (f)	NR/CCC	3,574,377
9,440	Greenwich Capital Commercial Funding Corp., 5.444%, 3/10/39, CMO	Aaa/AAA	8,444,807
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
1,135	5.399%, 5/15/45	Aaa/AAA	1,055,644
3,000	5.794%, 2/12/51, VRN	Aaa/A+	2,726,108
4,150	5.818%, 6/15/49, VRN	Aaa/A-	3,831,967
5,000	5.882%, 2/15/51, VRN	Aaa/A-	4,416,417
	LB-UBS Commercial Mortgage Trust CMO,
560	5.372%, 9/15/39	Aaa/AAA	514,792
18,316	5.424%, 2/15/40	NR/A+	15,517,509
413	Lehman Brothers Floating Rate Commercial Mortgage Trust, 0.325%, 9/15/21, CMO, FRN (a) (d)	Aaa/AAA	381,223
2,805	Merrill Lynch Mortgage Investors, Inc., 6.819%, 12/15/30, CMO, VRN	A3/AA+	2,673,442
3,500	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.70%, 9/12/49, CMO	NR/AAA	2,933,922
1,762	Residential Accredit Loans, Inc., 0.474%, 5/25/37, CMO, FRN	Caa2/CCC	371,160
	Wachovia Bank Commercial Mortgage Trust CMO, FRN (a) (d),
3,821	0.325%, 6/15/20	Aaa/AAA	3,276,290
9,229	0.335%, 9/15/21	Aaa/AAA	8,109,350
	WaMu Mortgage Pass Through Certificates CMO,
235	1.757%, 8/25/46, FRN	Ba1/B	137,035
1,645	5.791%, 7/25/37, VRN	NR/CC	1,144,924

10.31.09 | PIMCO Corporate Income Fund Annual Report  7

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
	Washington Mutual Alternative Mortgage Pass Through Certificates, Inc., CMO, FRN,
$1,730	1.517%, 4/25/47	Ca/CCC	$356,954
1,634	1.597%, 5/25/47	Ca/CCC	384,178
Total Mortgage-Backed Securities (cost-$62,320,870)			80,349,807

CONVERTIBLE PREFERRED STOCK – 1.4%

Shares

Banking – 1.1%
8,050	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (g)	Ba3/A-	7,245,000
Insurance – 0.3%
170,500	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	1,918,125
Total Convertible Preferred Stock (cost-$7,550,646)			9,163,125

U.S. TREASURY BONDS & NOTES (h) – 1.0%

Principal Amount (000)
	U.S. Treasury Bonds & Notes,
$5,751	1.00%, 7/31/11		5,780,658
1,019	1.00%, 9/30/11		1,022,265
110	1.125%, 6/30/11		110,846
Total U.S. Treasury Bonds & Notes (cost-$6,905,820)			6,913,769

SOVEREIGN DEBT OBLIGATIONS – 0.8%

Brazil – 0.8%
BRL8,400	Brazil Government International Bond, 12.50%, 1/5/22 (cost-$4,933,843)	Baa3/BBB-	5,378,907

ASSET-BACKED SECURITIES – 0.5%
$650	Ameriquest Mortgage Securities, Inc., 3.628%, 11/25/35	A1/AAA	606,541
7,300	Indymac Residential Asset Backed Trust, 0.484%, 11/25/36, FRN	Caa2/CCC	2,605,413
Total Asset-Backed Securities (cost-$3,154,942)			3,211,954

U.S. GOVERNMENT AGENCY SECURITIES (h) – 0.2%
Freddie Mac – 0.2%
454	0.34313%, 2/1/11, FRN	Aaa/AAA	453,716
866	0.389%, 5/4/11, FRN	Aaa/AAA	866,903
Total U.S. Government Agency Securities (cost-$1,320,193)			1,320,619

SENIOR LOANS (a) (b) (c) (k) – 0.1%

Financial Services – 0.1%
1,000	CIT Group, Inc., 9.75%, 1/18/12, Term A (cost-$950,125)		994,375

8  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

SHORT-TERM INVESTMENTS – 4.7%

Corporate Notes – 2.6%
Energy – 0.3%
$2,000	El Paso Corp., 10.75%, 10/1/10	Ba3/BB-	$2,043,384
Financial Services – 2.3%
	American General Finance Corp.,
1,000	4.625%, 9/1/10	Baa3/BB+	931,154
2,000	4.875%, 5/15/10	Baa3/BB+	1,935,432
1,800	Ford Motor Credit Co. LLC, 5.70%, 1/15/10	Caa1/CCC+	1,800,934
1,300	GMAC, Inc., 7.75%, 1/19/10	Ca/CCC	1,301,091
	International Lease Finance Corp.,
5,000	0.684%, 1/15/10, FRN	Baa3/BBB+	4,912,980
2,100	4.875%, 9/1/10	Baa3/BBB+	2,008,929
2,923	5.00%, 4/15/10	Baa3/BBB+	2,884,078
			15,774,598
Total Corporate Notes (cost-$17,312,039)			17,817,982

U.S. Treasury Bill (h) – 0.1%
370	0.15%, 4/15/10 (cost-$369,720)		369,755

Repurchase Agreements – 2.0%
8,200	Goldman Sachs & Co., dated 10/30/09, 0.08%, due 11/2/09, proceeds $8,200,055; collateralized by Fannie Mae, 5.00%, due 9/1/33, valued at $8,482,225 including accrued interest		8,200,000
5,260	State Street Bank & Trust Co., dated 10/30/09, 0.01%, due 11/2/09, proceeds $5,260,004; collateralized by U.S. Treasury Bills, zero coupon, due 11/27/09, valued at $5,370,000 including accrued interest		5,260,000
Total Repurchase Agreements (cost-$13,460,000)			13,460,000
Total Short-Term Investments (cost-$31,141,759)			31,647,737

OPTIONS PURCHASED (i) – 0.1%

Notional Amount
Call Options – 0.1%
	Euro versus U.S. Dollar (OTC),
2,500,000	strike rate 1.37%, expires 6/3/10		306,433
2,000,000	strike rate 1.38%, expires 5/21/10		238,126
			544,559

Put Options – 0.0%
	Euro versus U.S. Dollar (OTC),
2,500,000	strike rate 1.37%, expires 6/3/10		62,046
2,000,000	strike rate 1.38%, expires 5/21/10		48,129

10.31.09 | PIMCO Corporate Income Fund Annual Report  9

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2009 (continued)

Contracts			Value

Put Options (continued)
Financial Futures Euro – 90 day,
300		strike price $89.75, expires 3/15/10 (CME)	$1,875
1,200		strike price $90, expires 12/14/09 (CME)	7,500
90		strike price $91, expires 12/14/09 (CME)	563
200		strike price $91.75, expires 12/14/09 (LIFFE)	1
United Kingdom – 90 day (LIFFE),
276		strike price $89.50, expires 12/16/09	–
120,114
Total Options Purchased (cost-$481,159)			664,673
Total Investments (cost-$623,984,313) – 100.0%			$674,201,456

Notes to Schedule of Investments:
*	Unaudited
(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $163,137,494, representing 24.2% of total investments.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2009.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)	Fair-Valued—Securities with an aggregate value of $4,514,530, representing 0.7% of total investments. See Note 1(a) in the Notes to Financial Statements.
(g)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for futures contracts, swaps and forward foreign currency contracts.
(i)	Non-income producing.
(j)	All or partial amount segregated as collateral for reverse repurchase agreements.
(k)	Issuer filed for bankruptcy on November 1, 2009.

Glossary:
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2009.
LIBOR	-	London Inter-Bank Offered Rate
LIFFE	-	London International Financial Futures and Options Exchange
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
OTC	-	Over the Counter
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2009.

10  PIMCO Corporate Income Fund Annual Report | 10.31.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Assets and Liabilities

October 31, 2009

Assets:
Investments, at value (cost-$623,984,313)	$674,201,456
Cash (including foreign currency of $95,275 with a cost of $95,201)	96,150
Interest and dividends receivable	13,687,985
Unrealized appreciation of swaps	2,803,440
Swap premiums paid	2,667,579
Deposits with brokers for futures contracts collateral	473,000
Unrealized appreciation of forward foreign currency contracts	336,995
Receivable for variation margin on futures contracts	307,724
Receivable from broker	31,418
Prepaid expenses and other assets	33,413
Total Assets	694,639,160

Liabilities:
Payable for reverse repurchase agreements	33,796,000
Swap premiums received	6,128,500
Dividends payable to common and preferred shareholders	3,940,825
Unrealized depreciation of swaps	2,107,881
Payable for terminated swaps	902,822
Payable to broker for cash collateral received	700,000
Investment management fees payable	377,970
Unrealized depreciation of forward foreign currency contracts	266,822
Interest payable for reverse repurchase agreements	6,828
Accrued expenses and other liabilities	216,387
Total Liabilities	48,444,035
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 6,760 shares issued and outstanding)	169,000,000
Net Assets Applicable to Common Shareholders	$477,195,125

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 37,060,588 shares issued and outstanding)	$371
Paid-in-capital in excess of par	525,078,679
Undistributed net investment income	20,205,102
Accumulated net realized loss	(131,058,030)
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	62,969,003
Net Assets Applicable to Common Shareholders	$477,195,125
Net Asset Value Per Common Share	$12.88

See accompanying Notes to Financial Statements. | 10.31.09 | PIMCO Corporate Income Fund Annual Report  11

PIMCO Corporate Income Fund Statement of Operations

Year ended October 31, 2009

Investment Income:
Interest	$56,070,274
Dividends	1,682,254
Facility and other fee income	12,000
Total Investment Income	57,764,528

Expenses:
Investment management fees	4,159,700
Auction agent fees and commissions	436,689
Custodian and accounting agent fees	263,930
Shareholder communications	161,102
Interest expense	154,033
Legal fees	102,501
Trustees’ fees and expenses	80,353
Audit and tax services	73,280
Transfer agent fees	39,902
New York Stock Exchange listing fees	29,941
Insurance expense	20,483
Miscellaneous	24,131
Total expenses	5,546,045
Less: investment management fees waived	(328,180)
Net expenses	5,217,865

Net Investment Income	52,546,663

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(80,218,259)
Futures contracts	12,950,925
Options written	(2,090,019)
Swaps	21,856,802
Foreign currency transactions	(4,238,348)
Net change in unrealized appreciation/depreciation of:
Investments	206,536,139
Futures contracts	3,544,326
Options written	383,492
Swaps	(2,252,896)
Foreign currency transactions	2,051,250
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	158,523,412
Net Increase in Net Assets Resulting from Investment Operations	211,070,075
Dividends on Preferred Shares from Net Investment Income	(927,291)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$210,142,784

12  PIMCO Corporate Income Fund Annual Report | 10.31.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Changes in Net Assets

Applicable to Common Shareholders

	Year ended October 31, 2009	Year ended October 31, 2008
Investment Operations:
Net investment income	$52,546,663	$45,442,563
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(51,738,899)	(44,893,352)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	210,262,311	(136,884,461)
Net increase (decrease) in net assets resulting from investment operations	211,070,075	(136,335,250)

Dividends on Preferred Shares from Net Investment Income	(927,291)	(11,447,049)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	210,142,784	(147,782,299)

Dividends to Common Shareholders from Net Investment Income	(47,090,297)	(46,757,319)

Capital Share Transactions:
Reinvestment of dividends	2,653,390	3,314,833
Total increase (decrease) in net assets applicable to common shareholders	165,705,877	(191,224,785)

Net Assets Applicable to Common Shareholders:
Beginning of year	311,489,248	502,714,033
End of year (including undistributed net investment income of $20,205,102 and $931,725, respectively)	$477,195,125	$311,489,248

Common Shares Issued in Reinvestment of Dividends	266,026	250,253

See accompanying Notes to Financial Statements. | 10.31.09 | PIMCO Corporate Income Fund Annual Report  13

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (the “Fund”), was organized as a Massachusetts business trust on October 17, 2001. Prior to commencing operations on December 21, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a diversified portfolio of U.S. dollar denominated corporate debt obligations and of other income-producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

14  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at October 31, 2009 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/09
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$12,199,552	$8,295,979	$20,495,531
Financial Services	–	178,541,298	882,555	179,423,853
Transportation	–	–	867,454	867,454
All Other	–	333,769,652	–	333,769,652
Mortgaged-Backed Securities	–	75,835,277	4,514,530	80,349,807
Convertible Preferred Stock:
Banking	–	7,245,000	–	7,245,000
Insurance	$1,918,125	–	–	1,918,125
U.S. Treasury Bonds & Notes	–	6,913,769	–	6,913,769
Sovereign Debt Obligations	–	5,378,907	–	5,378,907
Asset-Backed Securities	–	3,211,954	–	3,211,954
U.S. Government Agency Securities	–	1,320,619	–	1,320,619
Senior Loans	–	994,375	–	994,375
Short-Term Investments	–	31,647,737	–	31,647,737
Options Purchased	–	664,673	–	664,673
Total Investments in Securities – Assets	$1,918,125	$657,722,813	$14,560,518	$674,201,456
Other Financial Instruments*	$11,960,215	$765,732	–	$12,725,947
Total Investments	$13,878,340	$658,488,545	$14,560,518	$686,927,403

10.31.09 | PIMCO Corporate Income Fund Annual Report  15

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2009, was as follows:

	Beginning Balance 10/31/08	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain(Loss)	Total Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 10/31/09
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$13,455,057	$(10,700,805)	$61,297	$(936,662)	$2,958,723	$3,458,369	$8,295,979
Financial Services	1,191,413	(123,549)	–	–	(185,309)	–	882,555
Transportation	–	879,382	(372)	–	(11,556)	–	867,454
Mortgaged-Backed Securities	–	4,353,555	14,893	–	146,082	–	4,514,530
Total Investments in Securities – Assets	$14,646,470	$(5,591,417)	$75,818	$(936,662)	$2,907,940	$3,458,369	$14,560,518
Other Financial Instruments*	$(43,552)	$(87,051)	–	$82,803	$47,800	–	–
Total Investments	$14,602,918	$(5,678,468)	$75,818	$(853,859)	$2,955,740	$3,458,369	$14,560,518

* Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments which the Fund held at October 31, 2009, was $788,208. Realized gain (loss) and change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at October 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its

16  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

1. Organization and Significant Accounting Policies (continued)

shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund’s, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be

10.31.09 | PIMCO Corporate Income Fund Annual Report  17

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

1. Organization and Significant Accounting Policies (continued)

restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Interest Expense

Interest expense relates primarily to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(m) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

2. Principal Risk

In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the

18  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

2. Principal Risk (continued)

imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund may be subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10.31.09 | PIMCO Corporate Income Fund Annual Report  19

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

2. Principal Risk (continued)

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers Holdings have been incorporated as receivable from broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations of the Fund. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates as well as the current value of Senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. On September 23, 2009, Lehman Brothers Special Financing Inc. returned all cash collateral to the Fund and the Fund paid all outstanding liabilities owed.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of and gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative Notional amounts and values as of October 31, 2009, which are disclosed in the accompanying Notes, are indicative of the volume of the Fund’s derivatives activities over the reporting period.

(a) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement or Assets and Liabilities.

(b) Futures Contracts

The Fund may use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the

20  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

3. Financial Derivative Instruments (continued)

broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the grocer an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and the possible inability or unwillingness or counterparties to meet the terms of their contracts.

(c) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(d) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

10.31.09 | PIMCO Corporate Income Fund Annual Report  21

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

3. Financial Derivative Instruments (continued)

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if

22  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

3. Financial Derivative Instruments (continued)

there is a default, the credit event is settled based on that name’s weight in the index or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

10.31.09 | PIMCO Corporate Income Fund Annual Report   23

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

3. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments at October 31, 2009

The following is a summary of the fair valuation of the Fund’s derivatives instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at October 31, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Investments, at value (options purchased)	$9,939	–	$654,734	$664,673
Unrealized appreciation on swaps	8,494	$2,794,946	–	2,803,440
Receivable for variation margin on futures contracts*	11,960,215	–	–	11,960,215
Unrealized appreciation on forward foreign currency contracts	–	–	336,995	336,995
Total Asset Derivatives	$11,978,648	$2,794,946	$991,729	$15,765,323
Liability Derivatives:
Unrealized depreciation on swaps	–	$(2,107,881)	–	$(2,107,881)
Unrealized depreciation of forward foreign currency contracts	–	–	$(266,822)	$(266,822)
Total Liability Derivatives	–	$(2,107,881)	$(266,822)	$(2,374,703)

*  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended October 31, 2009:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on:
Investments (options purchased)	$2,312,209	–	–	$2,312,209
Futures contracts	(179,497)	–	–	(179,497)
Swaps	–	$2,370,608	–	2,370,608
Foreign currency transactions	–	–	$(3,537,804)	(3,537,804)
Total Realized Gain (Loss)	$2,132,712	$2,370,608	$(3,537,804)	$965,516
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$(2,193,424)	–	$(62,157)	$(2,255,581)
Futures contracts	3,238,077	–	–	3,238,077
Swaps	8,494	$27,939,763	–	27,948,257
Foreign currency transactions	–	–	1,011,777	1,011,777
Total Net Change in Unrealized Appreciation/Depreciation	$1,053,147	$27,939,763	$949,620	$29,942,530

4. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 0.75% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce the Fund’s expenses, the Investment Manager has contractually agreed to

24  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

4. Investment Manager/Sub-Adviser (continued)

waive a portion of its investment management fee at the annual rate of 0.10% of average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding, through December 31, 2008. On January 1, 2009, the contractual fee waiver was reduced to 0.05% of average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding through December 31, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”), to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the year ended October 31, 2009, were $590,597,437 and $543,443,803, respectively. Purchases and sales in U.S. Government obligations were $63,110,609 and $79,682,397, respectively.

(a) Futures contracts outstanding at October 31, 2009:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long:	Financial Futures Euro – 90 day	1,200	$299,040	12/14/09	$10,015,896
	Financial Futures Euro – 90 day	238	59,027	6/14/10	1,206,819
	Financial Futures Euro – 90 day	1,000	246,150	12/13/10	737,500
					$11,960,215

The Fund pledged cash collateral of $473,000 for futures contracts.

(b) Transactions in options written for the year ended October 31, 2009:

	Notional Amount	Premiums
Options outstanding, October 31, 2008	22,700,000	$544,611
Options terminated in closing transactions	(18,700,000)	(507,411)
Options expired	(4,000,000)	(37,200)
Options outstanding, October 31, 2009	–	–

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Paid by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
Dow Jones CDX HY-12 Index	$8,836	6.63%	6/20/14	(5.00)%	$472,925	$409,840	$63,085
Dow Jones CDX HY-13 Index	1,300	7.03%	12/20/14	(5.00)%	94,595	95,875	(1,280)
Freeport-McMoRan	2,000	0.56%	12/20/18	(3.99)%	(545,660)	–	(545,660)
Barclays Bank:
Dow Jones CDX HY-12 Index	7,614	6.63%	6/20/14	(5.00)%	407,521	333,113	74,408
Dow Jones CDX HY-13 Index	1,500	7.03%	12/20/14	(5.00)%	109,148	110,625	(1,477)

10.31.09 | PIMCO Corporate Income Fund Annual Report  25

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Paid by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Deutsche Bank:
Dow Jones CDX HY-12 Index	$15,510	6.63%	6/20/14	(5.00)%	$830,134	$659,175	$170,959
Dow Jones CDX HY-13 Index	2,700	7.03%	12/20/14	(5.00)%	196,467	197,438	(971)
JPMorgan Chase:
Dow Jones CDX HY-12 Index	9,212	6.63%	6/20/14	(5.00)%	493,048	420,003	73,045
Morgan Stanley:
Dow Jones CDX HY-13 Index	1,400	7.03%	12/20/14	(5.00)%	101,872	103,250	(1,378)
Royal Bank of Scotland:
Dow Jones CDX HY-13 Index	4,200	7.03%	12/20/14	(5.00)%	305,614	315,000	(9,386)
					$2,465,664	$2,644,319	$(178,655)

Sell protection swap agreements outstanding at October 31, 2009 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Barclays Bank:
Gazprom	$4,500	2.23%	7/20/12	0.63%	$(179,468)	–	$(179,468)
SLM	2,000	7.99%	12/20/13	5.00%	(175,149)	$(250,000)	74,851
Citigroup:
GMAC	1,500	5.75%	6/20/12	1.40%	(148,924)	–	(148,924)
International Lease Finance	3,000	11.58%	12/20/13	5.00%	(512,694)	(480,000)	(32,694)
SLM	13,000	7.99%	12/20/13	5.00%	(1,138,465)	(1,492,000)	353,535
Deutsche Bank:
American International Group	3,400	7.57%	12/20/12	0.90%	(593,862)	–	(593,862)
American International Group	4,000	7.60%	12/20/13	5.00%	(315,166)	(680,000)	364,834
Brazil Government International Bond	8,500	0.64%	12/20/09	3.05%	124,759	–	124,759
SLM	10,500	7.99%	12/20/13	5.00%	(919,530)	(1,400,000)	480,470
JPMorgan Chase:
Ford Motor	4,000	3.72%	6/20/10	5.60%	73,661	–	73,661
Gazprom	9,800	2.23%	7/20/12	0.63%	(392,266)	–	(392,266)
Mexico Government International Bond	5,000	1.06%	12/20/09	3.00%	69,156	–	69,156
Merrill Lynch & Co.:
Ford Motor	8,000	8.44%	6/20/13	5.00%	(793,710)	(1,532,500)	738,790
Gazprom	5,000	2.23%	7/20/12	0.63%	(199,409)	–	(199,409)
SLM	2,100	7.99%	12/20/13	5.00%	(183,906)	(294,000)	110,094

26  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)*	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Morgan Stanley:
Ford Motor	$5,000	4.06%	9/20/10	4.05%	$23,299	—	$23,299
MetLife	4,000	2.13%	3/20/13	2.05%	(1,106)	—	(1,106)
					$(5,262,780)	$(6,128,500)	$865,720

*  Unaudited.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at October 31, 2009:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Market Value	Upfront Premiums Paid	Unrealized Appreciation
Barclays Bank	$1,000	12/16/11	3-Month USD-LIBOR	3.00%	$31,754	$23,260	$8,494

LIBOR—London Inter-Bank Offered Rate

10.31.09 | PIMCO Corporate Income Fund Annual Report  27

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

5. Investments in Securities (continued)

(e) Forward foreign currency contracts outstanding at October 31, 2009:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2009	Unrealized Appreciation (Depreciation)
Purchased:
6,297,756 Brazilian Real settling 2/2/10	HSBC Bank USA	$3,273,262	$3,523,572	$250,310
30,000 British Pound settling 11/24/09	Credit Suisse First Boston	49,313	49,444	131
10,670,247 Chinese Yuan Renminbi settling 3/29/10	Bank of America	1,586,300	1,562,800	(23,500)
199,600 Chinese Yuan Renminbi settling 3/29/10	Barclays Bank	29,540	29,234	(306)
1,418,337 Chinese Yuan Renminbi settling 3/29/10	Citigroup	209,968	207,734	(2,234)
949,893 Chinese Yuan Renminbi settling 3/29/10	Deutsche Bank	140,745	139,125	(1,620)
1,364,773 Chinese Yuan Renminbi settling 3/29/10	HSBC Bank USA	201,800	199,889	(1,911)
12,700 Chinese Yuan Renminbi settling 3/29/10	JPMorgan Chase	1,879	1,860	(19)
300,000 Euro settling 11/19/09	Goldman Sachs & Co.	448,658	442,618	(6,040)
15,998 Malaysian Ringgit settling 11/12/09	Deutsche Bank	4,740	4,686	(54)
883,891 Mexican Peso settling 11/27/09	Citigroup	59,302	66,986	7,684
2,021,550 Mexican Peso settling 11/27/09	JPMorgan Chase	150,000	153,203	3,203
24 Singapore Dollar settling 11/18/09	Bank of America	16	17	1
6,717 Singapore Dollar settling 11/18/09	Barclays Bank	4,611	4,802	191
22,896 Singapore Dollar settling 11/18/09	Deutsche Bank	15,676	16,369	693
10,136 Singapore Dollar settling 11/18/09	Royal Bank of Scotland PLC	6,980	7,247	267
Sold:
12,000 Australian Dollar settling 11/30/09	Deutsche Bank	10,960	10,816	144
5,628,800 Brazilian Real settling 2/2/10	Deutsche Bank	3,200,000	3,149,294	50,706
1,943,000 British Pound settling 1/27/10	Royal Bank of Scotland PLC	3,176,242	3,201,291	(25,049)
1,700,000 Canadian Dollar settling 12/10/09	JPMorgan Chase & Co.	1,594,014	1,578,173	15,841
1,626,129 Chinese Yuan Renminbi settling 3/29/10	Barclays Bank	240,160	238,168	1,992
373,061 Chinese Yuan Renminbi settling 6/7/10	Barclays Bank	55,000	54,778	222
156,542 Chinese Yuan Renminbi settling 6/7/10	Citigroup	23,041	22,986	55
2,972,469 Chinese Yuan Renminbi settling 3/29/10	Deutsche Bank	440,499	435,358	5,141
66,819 Chinese Yuan Renminbi settling 6/7/10	Deutsche Bank	9,863	9,811	52

28  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

5. Investments in Securities (continued)

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value October 31, 2009	Unrealized Appreciation (Depreciation)
481,522 Chinese Yuan Renminbi settling 6/7/10	HSBC Bank USA	$71,000	$70,704	$296
13,675,000 Euro settling 12/8/09	Morgan Stanley	19,979,175	20,174,857	(195,682)
12,213 Malaysian Ringgit settling 11/12/09	Barclays Bank	3,400	3,577	(177)
1,111 Malaysian Ringgit settling 2/12/10	Citigroup	314	324	(10)
6,311 Malaysian Ringgit settling 11/12/09	Deutsche Bank	1,779	1,849	(70)
15,998 Malaysian Ringgit settling 2/12/10	Deutsche Bank	4,735	4,669	66
16,567 Malaysian Ringgit settling 11/12/09	JPMorgan Chase	4,618	4,853	(235)
2,905,441 Mexican Peso settling 11/27/09	Deutsche Bank	210,273	220,188	(9,915)
				$70,173

The Fund received $700,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

(f) Open reverse repurchase agreements at October 31, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.65%	10/21/09	11/20/09	$7,984,586	$7,983,000
	0.65%	10/23/09	11/24/09	18,832,060	18,829,000
BNP Paribas	0.60%	10/1/09	11/2/09	3,224,665	3,223,000
Morgan Stanley	0.55%	10/23/09	11/24/09	3,761,517	3,761,000
					$33,796,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2009 was $18,569,580 at a weighted average interest rate of 0.99%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at October 31, 2009 was $36,197,355.

The Fund received $860,000 in U.S. Government Agency Securities as collateral for reverse repurchase agreements. Collateral received as securities cannot be pledged.

6. Income Tax Information

For the year ended October 31, 2009, the tax character of dividends paid of $48,017,588 was comprised entirely of ordinary income.

At October 31, 2009, the Fund had distributable earnings of $20,906,950 comprised entirely from ordinary income.

For the year ended October 31, 2009, permanent “book” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, and paydowns. These adjustments were to increase undistributed net investment income by $14,744,302 and increase accumulated net realized loss by $14,744,302.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended October 31, 2009, the Fund received $5,317,749 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

10.31.09 | PIMCO Corporate Income Fund Annual Report  29

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

6. Income Tax Information (continued)

At October 31, 2009, the Fund had a capital loss carryforward of $117,783,086, $1,571,849 of which will expire in 2015 $56,548,543 of which will expire in 2016 and $59,662,694 of which will expire in 2017, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

The cost basis of portfolio securities for federal income tax purposes is $623,976,870. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $84,290,619; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $34,066,033; and net unrealized appreciation for federal income tax purposes is $50,224,586. The difference between book and tax appreciation is primarily attributable to wash sales and mark to market on option contracts.

7. Auction-Rate Preferred Shares

The Fund has issued 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F, each with a net asset and liquidation value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized gains, if any, are paid annually.

For the fiscal year ended October 31, 2009, the dividend rates ranged from:

	High	Low	At October 31, 2009
Series M	2.40%	0.14%	0.17%

Series T	2.51%	0.12%	0.18%

Series W	1.86%	0.11%	0.17%

Series TH	1.46%	0.06%	0.18%

Series F	1.85%	0.08%	0.17%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shareholders.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 7-day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

These developments with respect to ARPS have not affected the management or investment policies of the Fund, and the Fund’s outstanding common shares continue to trade on the NYSE without any change.

During the year ended October 31, 2009, the Fund redeemed, at their liquidation preference, a portion of its ARPS. The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Fund’s Investment Manager and Sub-Adviser and was intended to increase asset coverage of the Fund’s ARPS above the 200% Level, permitting the Fund to declare future common share dividends. The Fund partially redeemed

30 PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2009

7. Auction-Rate Preferred Shares (continued)

the ARPS at the full liquidation preference of $25,000 per share plus accumulated and unpaid dividends, up to each series respective dates of redemption.

		Redemption Dates
Beginning balance, 10/31/08	$300,000,000
Redemption	(30,000,000)	12/15/08-12/19/08
Redemption	(62,000,000)	3/16/09-3/20/09
Redemption	(39,000,000)	3/30/09-4/3/09
Ending balance, 10/31/09	$169,000,000

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

9. Subsequent Events

Fund management has evaluated subsequent events following the year ended October 31, 2009 through December 23, 2009, which is the date the financial statements were issued. The subsequent events were as follows:

On November 2, 2009, a dividend of $0.10625 per share was declared to common shareholders payable December 1, 2009 to shareholders of record on November 12, 2009.

On December 1, 2009, a dividend of $0.10625 per share was declared to common shareholders payable December 30, 2009 to shareholders of record on December 11, 2009.

10.31.09 | PIMCO Corporate Income Fund Annual Report 31

PIMCO Corporate Income Fund Financial Highlights

For a share of common stock outstanding throughout each year.

	Year ended October 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$8.47		$13.76		$14.76		$14.63	$15.58
Investment Operations:
Net investment income	1.42		1.24		1.31		1.42	1.30
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	4.29		(4.94)		(0.51)		0.43	(0.46)
Total from investment operations	5.71		(3.70)		0.80		1.85	0.84
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.02)		(0.31)		(0.43)		(0.38)	(0.23)
Net realized gains	—		—		—		—	(0.01)
Total dividends and distributions on preferred shares	(0.02)		(0.31)		(0.43)		(0.38)	(0.24)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	5.69		(4.01)		0.37		1.47	0.60
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.28)		(1.28)		(1.28)		(1.34)	(1.28)
Net realized gains	—		—		(0.09)		—	(0.27)
Total dividends and distributions to common shareholders	(1.28)		(1.28)		(1.37)		(1.34)	(1.55)
Net asset value, end of year	$12.88		$8.47		$13.76		$14.76	$14.63
Market price, end of year	$13.06		$10.00		$14.25		$15.68	$14.92
Total Investment Return (1)	48.69%		(22.55)%		(0.26)%		15.08%	6.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$477,195		$311,489		$502,714		$535,104	$525,728
Ratio of expenses to average net assets, including interest expense (2)(3)(5)	1.52	%(4)	1.50	%(4)	1.30	%(4)	1.16%	1.12%
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.48%		1.39%		1.21%		1.13%	1.12%
Ratio of net investment income to average net assets (2) (5)	15.34%		10.09%		9.11%		9.83%	8.54%
Preferred shares asset coverage per share	$95,590		$50,953		$66,871		$69,566	$68,791
Portfolio turnover	117%		118%		46%		30%	108%

(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(m) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions and/or reverse repurchase agreement transactions.
(5)

During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver had relative to the average net assets of common shareholders was 0.10%, 0.18%, 0.25%, 0.32% and 0.31% for the years ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005, respectively.

32 PIMCO Corporate Income Fund Annual Report | 10.31.09 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Report of Independent Registered
Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Income Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2009

10.31.09 | PIMCO Corporate Income Fund Annual Report  33

PIMCO Corporate Income Fund Annual Shareholder Meeting Results/Changes to
Investment Policies/Change in Board of Trustees (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Robert E. Connor – Class I to serve until 2012	33,168,986	1,232,669

Re-election of William B. Ogden IV – Class I to serve until 2012	33,201,652	1,200,003

Re-election of Hans W. Kertess* – Class I to serve until 2012	9,364	97

Election of Diana L. Taylor* – Class II to serve until 2010	9,364	97

Messrs. Paul Belica, John C. Maney† and R. Peter Sullivan III continue to serve as Trustees of the Fund.

Diana L. Taylor served as a Trustee until her resignation on September 10, 2009.

*                 Preferred Shares Trustee

†                  Interested Trustee

Changes to Investment Policies:

Change to the Fund’s Investment Policies and Related Risks. The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies were revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of the Fund’s total assets. The Board of Trustees formally approved of this policy based on a recommendation from AGIFM and PIMCO that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. PIMCO believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

Change in Board of Trustees:

Diana L. Taylor resigned as a Trustee of the Fund on September 10, 2009.

On December 14, 2009, James Jacobson joined the Board of Trustees.

34  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Matters Relating to the Trustees’
Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreements with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the

10.31.09 | PIMCO Corporate Income Fund Annual Report  35

PIMCO Corporate Income Fund Matters Relating to the Trustees’
Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund was small, consisting of only three funds. The Trustees also noted that the actual management fee and the total actual expenses were both worse than the median. The Trustees discussed that the Fund had bottom quintile performance for the one-year, three-year and five-year periods ended March 31, 2009, with a peer group of 8 funds (first quintile being most favorable and fifth quintile being least favorable). The Trustees also noted that the Fund performed in the first quintile for the 3-months ended May 31, 2009 and ranked in the third quintile for the year-to-date performance as of May 31, 2009. At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the best interest of the Fund’s common shareholders.

36  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Matters Relating to the Trustees’
Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was down from last year and was not excessive.

The Trustees also took into account that, as a closed-end management investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser.

10.31.09 | PIMCO Corporate Income Fund Annual Report  37

PIMCO Corporate Income Fund Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the Fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

38  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)     If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)     If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

10.31.09 | PIMCO Corporate Income Fund Annual Report  39

PIMCO Corporate Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2001

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001

Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2001

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009

Term of office: Expected to stand for election at 2010 annual meeting of shareholders.

Trustee/Director of 44 funds in Fund Complex;
Trustee/Director of Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

40  PIMCO Corporate Income Fund Annual Report | 10.31.09

PIMCO Corporate Income Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006

Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.

Trustee/Director of 78 Funds in Fund Complex
Trustee/Director of No Funds outside the
Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.

†    Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statements of Additional Information, dated February 14, 2002, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 254-5197.

10.31.09 | PIMCO Corporate Income Fund Annual Report  41

PIMCO Corporate Income Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

42  PIMCO Corporate Income Fund Annual Report | 10.31.09

Board of Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
R. Peter Sullivan III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 21, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,000 in 2008 and $69,000 in 2009.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2008 and $16,000 in 2009. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2008 and $14,175 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,925,147 and the 2009 Reporting Period was $4,282,724.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV, and James A. Jacobson.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 5, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Income Fund (“PCN” or the “Fund”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Fund since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (``PIMCO’’) more than 38 years ago and is a managing director and co-Chief Investment Officer of the company. He has 40 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of December 15, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PCN	48	295,748.45	43	30,452.56	*	81	39,008.61	**

*Of these other Pooled Investment Vehicles, 4 accounts totaling $503.41 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 21 accounts totaling $11,728.45 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of December 15, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus.  Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.  Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success.  These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.  Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.  Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan.  The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five.  Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO.  M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits.  There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”).  In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of December 15, 2009.

PIMCO Corporate Income Fund
Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	$100,001 - $500,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 5, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date January 5, 2010

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date January 5, 2010